MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

                     Supplement dated May 18, 2004 to the
                       Prospectus dated October 7, 2003


	The section in the prospectus captioned "About the Portfolio Managers" appearing on page 9 is amended as follows:

	The description of the Fund's portfolio management team is deleted and the following description is inserted below the heading:

The Fund is managed by members of the Developing Capital Markets group of the Global Equities team, a team of investment professionals who participate in the team's research process and stock selection. The senior investment professionals in this group are Nicholas Moakes, William Landers, Alain Bourrier and Plamen Monovski. Mr. Moakes is primarily responsible for the day-to-day management of the Fund. Mr. Moakes has been a Director of Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") since January 2000 and a member of the team since 1997. Mr. Landers has been a Vice President of Merrill Lynch Investment Managers and a member of the team since 2002. He was a research analyst at Credit Suisse First Boston from 1999 to 2001. Mr. Bourrier is a Director of Merrill Lynch Investment Managers and has been a member of the Developing Capital Markets group since 1998. Mr. Monovski is a CFA and a Director of Merrill Lynch Investment Managers and has been a member of the Developing Capital Markets group since 1997.






Code # 10893-10-03SUP